Finance income and costs - Summary of Finance Costs (Detail) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Finance Income Expense [Abstract]
Finance costs	$ 2,243	$ 2,569	$ 4,530	$ 1,116
Finance income	(28)	(6)	(610)	(1,015)
Net finance charge			3,920	101
Interest payable			252	851
Interest on leases			572	265
Interest on contract liabilities			3,706
Total finance cost	$ 2,243	$ 2,569	$ 4,530	$ 1,116